VISHAY INTERTECHNOLOGY, INC. VOTING AGREEMENT

     This Voting Agreement ("Agreement") is made and entered into as of July 31, 2001 between General Semiconductor, Inc., a Delaware corporation ("Company"), and the undersigned stockholder ("Stockholder") of Vishay Intertechnology, Inc., a Delaware corporation ("Parent").


                                  Recitals

     A. Concurrently with the execution of this Agreement, Parent, Company, and Vishay Acquisition Corp., Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub with and into Company. Pursuant to the Merger, shares of Common Stock of Company will be converted into 0.563 shares of Common Stock of Parent ("Parent Stock") in the manner set forth in the Merger Agreement.

     B. The Stockholder is the record holder and/or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding Common Stock and Class B Common Stock of Parent as is indicated on the final page of this Agreement (collectively, the "Shares").

     C. As a material inducement to enter into the Merger Agreement, Company desires the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of Parent acquired hereafter and prior to the Expiration Date (as defined in Section 1.1 below), except as otherwise permitted hereby, and to vote the Shares and any other such shares of capital stock of Parent in favor of the Parent Stockholders Meetings Proposals (as defined in the Merger Agreement.)

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, the parties agree as follows:

     1. Agreement to Retain Shares.
        --------------------------

          1.1 Transfer and Encumbrance. A Stockholder shall be deemed to have effected a "Transfer" of a security if he or she directly or indirectly: (i) sells, makes any short sales of, lends, hypothecates, pledges, encumbers, enters into any type of equity swap or hedging of, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, making any short sale of, lending of, pledge of, encumbrance of, equity swap or hedging of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

          Stockholder agrees not to Transfer (except as may be specifically required by court order or operation of law) the Shares or any New Shares (as defined in Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date unless each party to which such Shares or New Shares or any interest in any of such Shares or New Shares is or may be transferred shall have (i) executed a counterpart of this Voting Agreement and (ii) agreed to hold such Shares or New Shares or interest in such Shares or New Shares subject to all of the terms and provisions of this Agreement; provided, however, that in no event will Stockholder Transfer the Shares or New Shares or make any offer or agreement relating thereto if such Transfer would result in the conversion of any Shares or New Shares from Class B Common Stock into Common Stock or otherwise cause a diminution of the voting power represented by the shares subject to this Agreement and the voting agreement of the contemplated transferee. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall be terminated in accordance with its terms.

          1.2 Additional Purchases. Stockholder agrees that any shares of capital stock of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Agreement to Vote Shares. At every meeting of the stockholders of Parent called with respect to, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Parent with respect to, approval of the Parent Stockholders Meeting Proposals, Stockholder shall vote the Shares and any New Shares in favor of the Parent Stockholders Meeting Proposals. Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement.

     3. Proxy. Stockholder hereby revokes all proxies with respect to the Shares executed or granted on or prior to the date hereof and agrees from and after the date of this Agreement not to grant any proxy, become party to any voting trust or other agreement that grants any other person or entity the right, directly or indirectly to vote the Shares or the New Shares, in each case with respect to (i) the Parent Stockholder Meeting Proposals, other than a proxy granted for the sole purpose of voting in favor of such proposals or (ii) any other matter in respect of which any action (x) which may be taken pursuant to such proxy, or (y) is required to be taken pursuant to such voting trust or other agreement, is contrary to the Stockholder's other obligations under this Agreement.

     4. Representations, Warranties and Covenants of the Stockholder. Stockholder hereby represents, warrants and covenants to Company that Stockholder (i) is the beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Parent other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

     5. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

     6. Miscellaneous.
        -------------

          6.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          6.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          6.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          6.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity and in any such case will not be required to post a bond to obtain such remedy.

          6.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

          If to Company:        General Semiconductor, Inc.
                                10 Melville Park Road
                                Melville, NY 11747-3113
                                Attention: Stephen B. Paige, Esq.
                                Facsimile: (631) 847-3033

          With a copy to:       Fried, Frank, Harris, Shriver & Jacobson
                                One New York Plaza
                                New York, NY 10004
                                Attention: Lois Herzeca, Esq.
                                Facsimile: (212) 859-8587

          If to Stockholder:    Address provided on signature page hereto

          With a copy to:       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                                New York, NY 10022
                                Attention:   Abbe L. Dienstag, Esq.

Facsimile:  (212) 715-8000
          or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          6.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          6.7 Entire Agreement. This Agreement and the Merger Agreement contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

          6.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          6.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                       GENERAL SEMICONDUCTOR, INC.


                                       By: /s/ Ronald A. Ostertag
                                          ----------------------------------
                                          Name:  Ronald A. Ostertag
                                          Title: COB, CEO


                                       STOCKHOLDER
                                        /s/ Luella B. Slaner
                                       -------------------------------------
                                       Name: Luella B. Slaner


                                       Stockholder's Address for Notice:

                                        5 Barker Lane
                                       -------------------------------------
                                        Scarsdale, NY 10583
                                       -------------------------------------

                                       -------------------------------------


                              Class B Common Stock             Common Stock
                              --------------------             ------------

Number of Shares(1)             3,246,940                       2,887,134
  Beneficially Owned:

Number of Shares
  Held of Record


-------------------------

(1) Beneficial Ownership includes 1,001,130 shares of Common Stock and 715,578 shares of Class B Common Stock directly owned by Mrs. Slaner, and 1,886,004 shares of Common Stock and 2,531,362 shares of Class B Common Stock held in the estate of Mrs. Slaner's late husband, Mr. Alfred Slaner, of which she is the Executrix.